U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 7, 2002

Sterion Incorporated

   (Exact name of Registrant as specified in its charter)

           Minnesota

       0-18785

    41-1391803

(State or other jurisdiction

  (Commission

  (I.R.S. Employer

of incorporation)

    File Number)

Identification No.)

13828 Lincoln Street NE

Ham Lake, Minnesota

           55304

(Address of principal executive offices)

        (Zip Code)

Registrant's telephone number, including area code: (763) 755-9516

Items 1, 3-6, 8-12  are not applicable and therefore omitted.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 7, 2003, Sterion Incorporated (the “Company”) completed the sale to STERIS Corporation (“STERIS”) of certain assets and assignment of certain liabilities relating to the Company’s sterile container product line pursuant to an Asset Purchase Agreement attached hereto as Exhibit 10.1.  The purchase price for the assets was $2.9 million paid in cash, subject to adjustment within 60 days of the closing date for the value of net finished goods inventory. The consideration for the sale was determined through arm’s-length negotiations between the Company and STERIS.

Also on May 7, 2003, the Company entered into a Manufacturing Agreement with STERIS, attached hereto as Exhibit 10.2, pursuant to which the Company will manufacture the sterile container product line for STERIS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Attached hereto is the following pro forma financial information:

1.

Pro Forma Unaudited Consolidated Balance Sheet at March 31, 2003.

2.

Pro Forma Unaudited Consolidated Statements of Operations

and Comprehensive Income (Loss) for the six months ended March 31, 2003 and for the year ended September 30, 2002.

3.

Notes to Unaudited Pro Forma Consolidated Financial Information

(c)

Exhibits

10.1

Asset Purchase Agreement dated May 7, 2003 by and between Sterion Incorporated and STERIS Corporation.

10.2

Manufacturing Agreement dated May 7, 2003 by and between Sterion Incorporated and STERIS Corporation.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STERION INCORPORATED

By:  /s/ Mark Buckrey

Mark Buckrey

Chief Financial Officer

Dated:   May 22, 2003

Notes to Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated balance sheet as of March 31, 2003 presents the financial position of Sterion Incorporated (the “Company”) assuming the sale on May 7, 2003 of certain assets of the Company’s sterile container product line to STERIS Corporation and the assumption of certain liabilities by STERIS Corporation relating to the Company’s sterile container product line and the effects of the Manufacturing Agreement entered into between the Company and STERIS Corporation (the “Transaction”) had been completed on that date.

The following unaudited pro forma consolidated statements of operations and comprehensive income (loss) for the six months ended March 31, 2003 and for the year ended September 30, 2002 presents the Company’s results of operations assuming that the Transaction had been completed on October 1, 2001, the first day of the Company’s fiscal year ended September 30, 2002.  In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Consolidated Financial Information.

The unaudited pro forma statements for the period presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project the Company’s results of operations for any future periods.  The pro forma results do not reflect any adjustment to sales resulting from STERIS Corporation sales efforts which include resources that are considerably greater than those of the Company.  The pro forma adjustments are based on available information, including estimates.  The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company included in its Annual Report filed on Form 10-KSB for the fiscal year ended September 30, 2002.

See the attached pro forma unaudited consolidated financial information for the individual pro forma adjustments.

Sterion Incorporated
Pro Forma Unaudited Consolidated Balance Sheet
March 31, 2003

	Sterion Inc.
	Historical	Gain on		Cash
	March 31, 2003	Transaction		Payments		Combined

Current assets:
Cash and cash equivalents	$277,509	$2,900,000	A	$(1,174,849)	B	$2,002,660
Accounts receivable, net	1,599,448	(83,785)	A	-		1,515,663
Inventories, net	3,504,485	(593,862)	A	-		2,910,623
Deferred income taxes	211,000			-		211,000
Other current assets	332,943			-		332,943
Total current assets	5,925,385	2,222,353		(1,174,849)		6,972,889

Property and equipment, net	2,137,033	(478,732)		-		1,658,301

Other assets:
Goodwill	356,439	-		-		356,439
Intangible assets, net	994,684	(888,621)	A	-		106,063
Cash surrender value of officer's
life insurance, net	23,513	-		-		23,513
Total other assets	1,374,636	(888,621)		-		486,015
						.
Total assets	$9,437,054	$855,000		$ (1,174,849)		$9,117,205

Current liabilities:
Line of credit, bank	$600,000	$-		$(600,000)	B	$-
Current portion of long-term debt	353,880	-		(335,210)	B	18,670
Current portion of capital lease obligation	5,365	-		-		5,365
Accounts payable	949,417	-		-		949,417
Accrued payroll and related taxes	249,312	-		-		249,312
Accrued income taxes	27,253	270,000	A	-		297,253
Other accrued expenses	92,898	165,000	A	-		257,898
Total current liabilities	2,278,125	435,000		(935,210)		1,777,915

Long-term debt, net of current portion	1,161,390	-		(239,639)	B	921,751
Capital lease obligation, net of current portion	1,546	-		-		1,546
Deferred income taxes	65,000	-		-		65,000
Total liabilities	3,506,061	435,000		(1,174,849)		2,766,212

Stockholders' equity:
Common stock, $.01 par value	17,295	-		-		17,295
Additional paid-in capital	3,109,059	-		-		3,109,059
Deferred compensation	(74,877)	-		-		(74,877)
Retained Earnings	2,879,516	420,000	A	-		3,299,516
Total stockholders' equity	5,930,993	420,000		-		6,350,993

Total liabilities and stockholders' equity	$9,437,054	$855,000		$(1,174,849)		$9,117,205

Description of Pro Forma Adjustments

A	To record the sale of the container division of Sterion Incorporated and
	the related transaction costs. The transaction cost adjustment to accrued
	liabilities represents the estimated costs to incurred as a result of the
	purchase agreement. These costs are primarily the Company's legal, accounting
	and similar expenses. The sale and related gain are summarized as follows:

	Proceeds from
	Sale	2,900,000
	Sale of Inventory	(593,862)
	Sale of Equipment	(478,732)
	Sale of Intangibles	(888,621)
	Transaction costs	(248,785)
	Income taxes	(270,000)

	Gain on Sale	420,000

B	The adjustments to the line of credit and long-term debt are payments on
	the debt from the proceeds of the sale of the sterile container product line.

Sterion Incorporated
Pro Forma Unaudited Consolidated Statement of Operations
For the Six Months Ended March 31, 2003

		A	B	C
		Sterile
	Sterion Inc.	Container
	Historical	Product Line	Pro Forma	Gain on
	3/31/2003	Only	Adjustment	Transaction	Combined

Sales, net	$4,696,622	$(1,560,370)	$889,824	$-	$4,026,076

Cost of goods sold	2,479,948	(829,255)	711,859	-	2,362,552

Gross Profit	2,216,674	(731,115)	177,965	-	1,663,524

Selling, general and
administrative expenses	2,168,737	(831,496)	317,312	-	1,654,553

Income (loss) from Operations	47,937	100,381	(139,347)	-	8,971

Other income (loss)
Interest expense	(69,001)	-	28,980	-	28,980
Gain on sale of container division	-	-	-	690,000	690,000
Other income	133	(104)	-	-	29
Total other expense	(68,868)	(104)	28,980	690,000	719,009

Income (loss) before income taxes	(20,931)	100,277	(110,367)	690,000	658,979

Provision for
(benefit from) income taxes	(7,000)	-		270,000	263,000

Net income (loss)	$ (13,931)	$100,277	$(110,367)	$420,000	$395,979

Net income (loss) per share:
Basic	$(0.01)				$0.23
Diluted	$(0.01)				$0.21

Weighted average common
and common equivalent
shares outstanding:
Basic	1,729,537				1,729,537
Diluted	1,729,537				1,920,495

A	Reflects the statement of operations of the sterile container product
	line for the six months ended March 31, 2003.

B	Represents the estimated sales, cost of goods sold and selling,
	general and administrative expenses for the sterile container product line
	for the six months ended March 31, 2003, based on the manufacturing
	agreement entered into with STERIS Corporation.

C	To reflect the gain on the sale of the sterile container product line
	and the related tax provision.

Sterion Incorporated
Pro Forma Unaudited Consolidated Statement of Operations and Comprehensive Income (Loss)
For the Year Ended September 30, 2002

		A	B	C
		Sterile
	Sterion Inc.	Container
	Historical	Product Line	Pro Forma	Gain on
	9/30/2002	Only	Adjustment	Transaction	Combined

Sales, net	$9,574,660	$(3,496,178)	$1,571,334	$-	$7,649,816

Cost of goods sold	4,673,760	(1,520,119)	1,257,067	-	4,410,708

Gross Profit	4,900,900	(1,976,059)	314,267	-	3,239,108

Selling, general and
administrative expenses	4,709,205	(1,740,341)	961,944	-	3,930,808

Income (loss) from Operations	191,695	(235,718)	(647,677)	-	(691,700)

Other income (loss)
Interest expense	(135,423)	-	47,233	-	(88,190)
Investment income	18,213	-	-	-	18,213
Gain on sale of available-for-sale securities	52,925	-	-	-	52,925
Gain on sale of container division	-	-	-	690,000	690,000
Other income	4,321	(489)	-	-	3,832
Total other expense	(59,964)	(489)	47,233	690,000	676,780

Income (loss) before income taxes	131,73	(236,207)	(600,444)	690,000	(14,920)

Provision for (benefit from) income taxes	51,000	-	-	270,000	321,000

Net income (loss)	80,731	(236,207)	(600,444)	420,000	(335,920)

Net income per share
Basic	0.05
Diluted	0.05

Weighted average common
equivalent shares outstanding

Basic	1,729,537

Diluted	1,729,537
Other comprehensive loss, net of income
taxes of ($27,000)	(56,654)	-	-	-	(56,654)

Comprehensive Income (loss)	$24,077	$(236,207)	$(600,444)	$420,000	$(392,574)

Net income (loss) per share:
Basic	$0.05				$(0.19)
Diluted	$0.04				$(0.19)

Weighted average common and common
equivalent shares outstanding:
Basic	1,754,572				1,754,572
Diluted	2,055,306				1,754,572

A	Reflects the statement of operations of the sterile container product line for the year ended September 30, 2002.

B	Represents the estimated sales, cost of goods sold and selling, general and administrative expenses for the sterile container product line for the year ended September 30, 2002, based on the manufacturing agreement entered into with STERIS Corporation.

C	To reflect the gain on the sale of the sterile container product line and the related tax provision.